                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported) August 22, 1996


                      EquiVantage Home Equity Loan Trust 1996-3
                -----------------------------------------------------
                (Exact name of registrant as specified in its charter)


         New York                      33-99364            Application Pending
- -------------------------------    -----------------   -------------------------
(State or Other Jurisdiction of   (Commission File         (I.R.S. Employer
 Incorporation)                        Number)             Identification No.)



c/o EquiVantage Acceptance Corp.                                77040
Attention:  John E. Smith                              -------------------------
13111 Northwest Freeway                                       (Zip Code)
Houston, Texas
(Address of Principal Executive Offices)


    Registrant's telephone number, including area code (713) 895-1957
                                                        --------------

                                      No change
- --------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

- --------------------------------------------------------------------------------
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    Item 5.  OTHER EVENTS

    Filing of Financial Guaranty Insurance Company
    FINANCIALS AND CONSENT OF EXPERTS

         The financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994 that are included in this Form 8K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the inclusion of their audit report on such financial statements in the Form 8K and to being named as "experts" in the Prospectus Supplement for the EquiVantage Home Equity Loan Trust 1996-3 is attached hereto as Exhibit 23.4.

         The financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994 are attached hereto as Exhibit 99.3. The unaudited financial statements of Financial Guaranty Insurance Company as of June 30, 1996 are attached hereto as Exhibit 99.4.


    Item 7.  FINANCIAL STATEMENTS AND EXHIBITS


              (c)  Exhibits

                   The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


EXHIBIT NO.        DESCRIPTION

23.4 Consent of KPMG Peat Marwick LLP with respect to inclusion of the December 31, 1995 and 1994 financial statements of Financial Guaranty Insurance Company.

99.3               Financial Guaranty Insurance Company December 31, 1995 and
                   1994 Financials.

99.4 Unaudited financial statements of Financial Guaranty Insurance Company as of June 30, 1996.
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                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


              EQUIVANTAGE HOME EQUITY LOAN TRUST 1996-3

              By:  EquiVantage Acceptance Corp., as Sponsor


                        By:  /S/ JOHN E. SMITH
                           -----------------------
                           Name:  John E. Smith
                           Title:  President


Dated:  August 22, 1996

                                    EXHIBIT INDEX

                                DESCRIPTION OF EXHIBIT

EXHIBIT NO.        DESCRIPTION



23.4 Consent of KPMG Peat Marwick LLP with respect to inclusion of the December 31, 1995 and 1994 financial statements of Financial Guaranty Insurance Company.


99.3               Financial Guaranty Insurance Company December 31, 1995 and
                   1994 Financials.

99.4               Unaudited financial statements of Financial Guaranty
                   Insurance Company as of June 30, 1996.
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                                                                    EXHIBIT 23.4



                           CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Financial Guaranty Insurance Company:

We consent to the use of our report dated January 19, 1996 on the financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994, and for each of the years in the three-year period ended December 31, 1995 included in the Form 8-K of EquiVantage Home Equity Loan Trust 1996-3, and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

Our report refers to changes, in 1993, in accounting methods for multiple-year retrospectively rated reinsurance contracts and for the adoption of the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES.

                                  KPMG Peat Marwick LLP

New York, New York
August 22, 1996